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                                 EXHIBIT 23.4

                        CONSENT OF ARTHUR ANDERSEN LLP
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                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated November 3, 1997, included in Amendment No. 3 to the Form S-3 Registration Statement File No. 333-30715 (relating to the California Infrastructure and Economic Development Bank Special Purpose Trust PG&E-1), dated November 10, 1997, and to all references to our Firm included in this registration statement.

/s/ ARTHUR ANDERSEN LLP

San Francisco, California
November 10, 1997